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                                                                   EXHIBIT 10.12

                            MORGAN STANLEY GROUP INC.

                           PRE-TAX INCENTIVE PROGRAM 2
                         DEFERRED COMPENSATION AGREEMENT


           This DEFERRED COMPENSATION AGREEMENT (this "Agreement") is made as of the date indicated on the signature page hereof by and between MORGAN STANLEY GROUP INC., a Delaware corporation (the "Company"), and the employee identified on the signature page hereof (the "Participant").


           WHEREAS, the Participant wishes to make an irrevocable election to defer the receipt of a portion of his or her bonus or commissions for the fiscal year of the Company indicated on the signature page hereof; and

           WHEREAS, the Company and the Participant wish to set forth herein certain terms and conditions applicable to the amounts of bonus or commissions to be deferred as provided herein; and

           WHEREAS, the Participant acknowledges that with respect to deferred amounts subject to the terms and conditions of this Agreement the Participant will be an unsecured creditor of the Company with no ownership rights in any assets of any kind; and

           WHEREAS, the Participant further acknowledges that, while he or she may make elections, subject to the terms and conditions of this Agreement, pursuant to which the balance of his or her Account (as defined herein) will be deemed to be allocated among the several Performance Options (as defined herein) for purposes of measuring the increase or decrease in the value thereof, nothing contained herein shall require the Company to make an actual investment of assets corresponding to any amount of compensation deferred by the Participant;

           NOW, THEREFORE, in consideration of the provisions contained in this Agreement and with reference to the foregoing recitals, the Company and the Participant agree as follows:

            1. DEFINED TERMS. As used in this Agreement, the following terms shall have the indicated meanings:

           (a) "Account" means the bookkeeping account maintained on the books and records of the Company to record Deferred Amounts and credits or debits thereto in accordance with this Agreement and any other terms of the Program. An Account is established only for purposes of measuring a deferred benefit and not to segregate
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     assets or to identify assets that may be used to make payments hereunder.

           (b) "Account Value" means the amount reflected on the books and records of the Company as the value of the Account at any date of determination, as determined in accordance with this Agreement.

           (c) "Beneficiaries" means the beneficiary or beneficiaries designated by the Participant to receive any payments under Section 7 of this Agreement in the event of the Participant's death. Such designation may be revoked or changed by the Participant at any time. Any such designation, revocation or change shall be in writing, signed by the Participant and delivered to the Office of Development or to such other office or individual as the Company may direct. If the Participant does not designate a Beneficiary to which payments are to be made upon the Participant's death, or if no Beneficiary survives the Participant, payments under
     Section 7 of this Agreement subsequent to the death of the Participant will be made to the Participant's estate. If a Beneficiary survives the Participant but dies prior to the completion of the payments contemplated to be made to that Beneficiary under Section 7 of this Agreement, the unpaid portion of such payments at the death of the Beneficiary shall be paid to the Beneficiary's estate.

           (d) "Deferral Election" means an irrevocable election of the Participant to defer payment of a portion of his or her bonus or commissions subject to the terms and conditions of the Program.

           (e) "Deferred Amount" means the amount of bonus or commissions deferred by the Participant pursuant to a Deferral Election.

           (f) "Distribution Election" means an irrevocable election of the Participant as to (i) the year in which distribution of the Account Value will begin and (ii) the installment payment method to be used for distribution of the Account Value.

           (g) "Fiscal Year" means a fiscal year of the Company.

           (h) "Full Career Retirement" means termination of the Participant's employment with the Company or any Subsidiary or affiliate thereof on or after the date the Participant (A) has attained age 50 and completed at least 12 years of service as a Managing Director or 15 years as an officer of the Company or any Subsidiary or affiliate thereof, (B) has completed at least 20 years of service with the Company or any Subsidiary or affiliate thereof or (C) has attained age 55 and has completed at least 5 years of service with the Company or any Subsidiary or affiliate thereof and the sum of the Participant's age and years of service equals or exceeds 65.
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           (i) "Initial Fiscal Year" means the first Fiscal Year with respect to which the Participant makes a Deferral Election. The Initial Fiscal Year is indicated on the signature page hereof.

           (j) "Office of Development" means the Company's Office of Development or any other department of the Company that succeeds to the functions of the Office of Development.

           (k) "Payment Option Vesting Date" means, with respect to the Participant (A) the fifth anniversary of the date on which the Account is first credited, as provided in Section 3(a) below, with a deferral by the Participant under the Program or (B) the date the Participant reaches Full Career Retirement.

           (l) "Performance Option" means the performance options made available from time to time for selection by the Participant and other participants in the Program to measure the return (positive or negative) to be attributed to Deferred Amounts.

           (m) "Program" means the Pre-Tax Incentive Program 2 of the Company, the terms and conditions of the Participant's participation in which are set forth in this Agreement.

           (n) "PTIP Committee" means the committee, which shall consist of one or more members, appointed by the Company to administer the Program.

           (o) "Securities Act" means the Securities Act of 1933.

           (p) "Subsidiary" means a corporation or other entity which is consolidated with the Company for financial statement purposes.

           (q) "Total Disability" means long-term disability within the meaning of the Morgan Stanley & Co. Incorporated Basic Long Term Disability Plan for U.S. Participants.

           2. DEFERRAL ELECTIONS.

           (a) ACKNOWLEDGMENT OF INITIAL DEFERRAL ELECTION. The Participant and the Company hereby acknowledge the Participant's Initial Deferral Election, made on or prior to the execution of this Agreement, to defer, in accordance with the terms and conditions of the Program, payment of specified dollar amounts of bonus or commissions as indicated on the signature page hereof.
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           (b) SUBSEQUENT DEFERRALS. In addition to the Initial Fiscal Year, subject to Section 8, the terms of this Agreement shall apply to any Deferral Election by the Participant with respect to a Fiscal Year after the Initial Fiscal Year. Any such subsequent Deferral Election shall be made by the Participant's completion, execution and submission of a deferral election form prescribed for such purpose by the Company, in the manner established by the Company for subsequent Deferral Elections. The Participant's participation in the Program for the Initial Fiscal Year, however, shall not confer on the Participant any right to participate in the Program with respect to any subsequent Fiscal Year, and the Participant's eligibility so to participate will depend upon the satisfaction of eligibility criteria for such subsequent Fiscal Years to be established by the Company in its sole discretion.

           (c) REDUCTIONS IN DEFERRED AMOUNTS. If the cash portion of the Participant's bonus or commissions for a Fiscal Year, as determined in the sole discretion of the Company, is less than the amount indicated as the Deferred Amount for the Fiscal Year, then the amount deferred pursuant to such Deferral Election shall be such cash portion, rounded down to the nearest whole number. The Company may, in its sole discretion, reduce the Participant's Deferred Amount for a Fiscal Year.

           3. THE ACCOUNT.

           (a) CREDITS AND CHARGES TO THE ACCOUNT. The Deferred Amount (or such lesser amount determined pursuant to Section 2(c)) for the Initial Fiscal Year will be credited to the Account as of a date determined by the Company following the end of such Initial Fiscal Year. The Account will also be credited with any Deferred Amounts (or such lesser amount determined pursuant to Section 2(c)), deferred by the Participant pursuant to the Program in respect of any subsequent Fiscal Year, as of a date determined by the Company following such Fiscal Year. Notwithstanding the foregoing, the Account will be credited with any Deferred Amount (or such lesser amount determined pursuant to Section 2(c)) no later than 30 days after the date on which such amount would otherwise have been paid to the Participant. The Account will be charged with any amount distributed to the Participant or any of his or her Beneficiaries.

           (b) ELECTION OF PERFORMANCE OPTIONS. The Participant agrees that the Account Value will be deemed allocated (for purposes only of determining the value of the Account), in minimum allocations of at least 1%, among one or more Performance Options as indicated on the Election of Performance Option Form (or such other form as may be prescribed for such purposes by the Company) submitted by the Participant to the Company on or prior to the execution of this Agreement. The Participant acknowledges that such deemed allocation is made exclusively for the purpose of determining the Account Value from time to time in accordance with this Agreement, and that the Company will have no obligation to invest amounts corresponding to Deferred Amounts (including, without
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limitation, in investment vehicles corresponding to the Performance Options selected by the Participant). The Participant further acknowledges that the Company, in its sole discretion, may honor the Participant's election concerning the Performance Options by reference to which his or her Account Value will be calculated, or may calculate such Account Value by reference to other Performance Options or in another manner. The Participant may change the deemed allocation of his or her Account Value among the Performance Options then available under the Program in accordance with procedures established by the Office of Development from time to time; provided, however, that, unless otherwise determined by the Company, no such reallocation shall be made more frequently than quarterly; and provided further that no such reallocation may result in less than 1% of the Account Value being deemed allocated to any single Performance Option. In the event that the Participant's employment with the Company or any Subsidiary or affiliate thereof terminates for any reason on or after the Payment Option Vesting Date, then following such termination of employment the Participant will continue to have the right to change the deemed allocation of his or her Account Value among the Performance Options as provided for in this Section 3(b).

           (c) DETERMINATION OF ACCOUNT VALUE. The Company will from time to time calculate the Account Value based on the Participant's Deferred Amounts and his or her then-effective elections with respect to deemed allocation of the Account among the available Performance Options. Such calculation will be based on the best information available to the Company as of the date of determination, which information may include estimates. The rate of return over the relevant measurement period (i) for amounts deemed allocated to a Performance Option other than a multi-manager fund option will track a fund or an index of two or more funds which, in the sole judgment of the PTIP Committee, have investment objectives similar to the relevant Performance Options, and (ii) for amounts deemed allocated to a multi-manager fund option will track a blended return of multi-manager fund strategies to be selected by the PTIP Committee in its sole discretion, reduced, in the case of all rates of return determined pursuant to the foregoing clauses (i) and (ii), by 50 basis points (on an annual basis) or such other amount determined by the PTIP Committee in its discretion. The Company will furnish the Participant with a statement setting forth his Account Value as of the end of each calendar year and all credits to and payments from the Account during such year. The Account Value reflected on such statement will be based on the best information available to the Company as of the end of the calendar year, which information may include estimates. The statement will be furnished to the Participant no later than 120 days after the end of each calendar year. Following the commencement of distribution of the Account Value to the Participant, the Company will continue to calculate the Account Value from time to time in the manner described above, taking into account such distributions from the Account.

           (d) COMPANY'S RIGHT TO CHANGE PERFORMANCE OPTIONS. The Company may, from time to time and in its sole discretion, change the Performance Options available under
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the Program, and nothing in this Agreement shall be construed to confer on the
Participant the right to continue to have any particular Performance Option available for purposes of measuring the value of his Account.

           4. TERMINATION OF EMPLOYMENT.

           (a) TERMINATION ON OR AFTER THE PAYMENT OPTION VESTING DATE. If the Participant's employment with the Company or any Subsidiary or affiliate thereof terminates for any reason on or after the Payment Option Vesting Date, then following such termination of employment the Participant will be entitled to payments as provided in Section 6 below.

           (b) TERMINATION BEFORE THE PAYMENT OPTION VESTING DATE. Subject to Sections 5 and 7 below, if the Participant's employment with the Company or any Subsidiary or affiliate thereof terminates for any reason (other than death or Total Disability) before the Payment Option Vesting Date, then the Company will pay to the Participant in U.S. dollars, as promptly as practicable following the end of the calendar year in which such termination of employment occurs, the lower of:

           (i) the Account Value, determined as of the last day of such calendar year; and

           (ii) the sum of (A) all Deferred Amounts that have been deferred by the Participant under the Program and (B) 50% of the amount, if any, by which the Account Balance, determined as of the last day of such calendar year, exceeds the sum of all such Deferred Amounts.

Following such payment neither the Participant nor any Beneficiary of the Participant will have any further rights under this Agreement.

           5. DISABILITY.

           Anything in this Agreement to the contrary notwithstanding, in the event of the Participant's Total Disability (whether or not his or her employment terminates), the Participant will be entitled to payments as provided in Section 6 hereof; provided, however, that the Company may, at any time in its sole discretion, accelerate such payments to the Participant.

           6. MANNER OF PAYMENT.

           (a) U.S. DOLLARS. All payments to the Participant under the Program will be in U.S. dollars. The Participant will have no right to any other form of payment.
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           (b) DISTRIBUTION ELECTION. The Participant will make a Distribution
Election specifying (i) a date for commencement of the distribution of the Account Value and (ii) the installment payment method, as described in subsection (d) below, that the Participant elects for such distribution. The Distribution Election will be irrevocable and must be submitted to the Office of Development or to such other office or individual as the Company may direct at least 12 months prior to the date specified in such Distribution Election for the commencement of distribution of the Account Value. Any Distribution Election submitted less than 12 months prior to the date specified in such Distribution Election for the commencement of distribution of the Account Value will not be given effect, and distributions will not begin until 12 months following the date such Distribution Election is submitted.

           (c) COMMENCEMENT OF PAYMENT. Unless an earlier distribution is made to the Participant pursuant to Section 4 or Section 5 above, and subject to
Section 7 below in the case of the Participant's death, distribution of the Account Value shall commence promptly following the date designated therefor by the Participant in his or her Distribution Election (or, in the event that such Distribution Election is submitted less than 12 months prior to the date specified therein for the commencement of distributions, the date 12 months following the date such Distribution Election is submitted); provided, however, that, except in the case of the Participant's Total Disability or death, (i) no such distribution of the Account Value will begin prior to the later to occur of
(A) the fifth anniversary of the date on which the Account is first credited, as provided in Section 3(a), or (B) the date on which the Participant attains age 55, and (ii) no such distribution will begin prior to termination of the Participant's employment with the Company or any Subsidiary or affiliate thereof. If application of the proviso of the preceding sentence results in distribution of the Account Value not beginning on the date designated therefor by the Participant in his or her Distribution Election (or, in the event that such Distribution Election is submitted less than 12 months prior to the date specified therein for the commencement of distributions, the date 12 months following the date such Distribution Election is submitted), then such distribution shall begin on or promptly following the first date as of which the terms of such proviso no longer preclude such distribution, and payment shall be made, starting with such later date, in accordance with the installment payment method elected by the Participant in his or her Distribution Election.

           (d) PAYMENT OPTIONS. In the Distribution Election the Participant will elect to have the Account Value distributed pursuant to one of the following installment payment methods:

           (i) five annual installments;

           (ii) ten annual installments;
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                                        8


           (iii) fifteen annual installments; or

           (iv) twenty annual installments;

The amount of each annual installment will equal "(1/A) x B", where "A" equals the number of annual installments remaining to be made (including the installment with respect to which the calculation is made) and "B" equals the Account Value as of the date the amount of such installment is determined.

           (e) NO WITHDRAWALS OR LOANS. Prior to the commencement of distributions as provided in Sections 4, 5 and 6(c) above, subject to Section 7 below in the case of the Participant's death, the Participant will have no rights under the Program or this Agreement to make withdrawals from the Account for any reason. In no event will the Participant be entitled to receive loans from the Company based upon the Account Value.

           7. DEATH.

           If the Participant dies before payment of the first installment payment pursuant to Section 6 above, the Account Value as of the last day of the calendar quarter in which death occurs will be paid in a lump sum to the Participant's Beneficiaries as soon as practicable following the date of death. If the Participant dies following payment of the first installment payment pursuant to Section 6 above, remaining installment payments, determined in accordance with such Section 6, will be paid to the Participant's Beneficiaries at the scheduled times; provided, however, that the Company may, at any time in its sole discretion, accelerate such payments. If the Participant dies after having received a distribution of his or her Account Value pursuant to Section 4(b), 5 or 8 or has received all distributions pursuant to Section 6, no further payment under the Program will be made to the Participant's Beneficiaries or estate following the Participant's death.

           8. TERMINATION AND AMENDMENT.

           The Company may terminate the Program, in whole or in part as to some or all participants in the Program, at any time in its discretion and, in connection therewith, may terminate this Agreement. No further deferrals will be permitted after the effective date of such termination. Payment of the Participant's Account Value, determined as of the effective date of termination of the Program and this Agreement, will be made to the Participant (or, following the Participant's death, his or her Beneficiaries) as soon as practicable following the January 1 of the year following the year in which notice of such termination is sent to the Participant. The Company may also alter, amend, modify or suspend the Program or this Agreement at any time in its discretion. Notwithstanding the foregoing, no alteration, amendment or modification of this Agreement shall adversely affect the rights of the Participant without the Participant's consent.
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           9. PROGRAM UNFUNDED.

           The Program is unfunded. The Account represents at all times an unfunded and unsecured contractual obligation of the Company. The Participant and each of his Beneficiaries will be unsecured creditors of the Company with respect to all obligations owed to any of them under this Agreement or otherwise under the Program. Amounts payable under the Program and this Agreement will be satisfied solely out of the general assets of the Company subject to the claims of its creditors. The Participant and his or her Beneficiaries will not have any interest in any fund or in any specific asset of the Company of any kind by reason of any amount credited to him or her hereunder, nor shall the Participant or any of his or her Beneficiaries or any other person have any right to receive any distribution under this Agreement except as, and to the extent, expressly provided herein. The Company will not segregate any funds or assets to provide for the distribution of the Account Value or issue any notes or security for the payment thereof. Any reserve or other asset that the Company may establish or acquire to assure itself of the funds to provide payments required under the Program shall not serve in any way as security to the Participant or any of his or her Beneficiaries for the performance of the Company under this Agreement.

           10. NO INVESTMENT OBLIGATION.

           The Participant acknowledges and agrees that the Company has no obligation to invest amounts corresponding to Deferred Amounts (including, without limitation, in investment vehicles corresponding to the Performance Options selected by the Participant for purposes of determining the Account Value of his or her Account). The Participant further acknowledges and agrees that if the Company, in its sole discretion, elects to invest amounts corresponding to Deferred Amounts in any such investment vehicles, the Participant will have no right or interest in any such investment vehicle by virtue of this Agreement.

           11. REPRESENTATIONS AND WARRANTIES OF THE PARTICIPANT.

           The Participant hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

           (a) The Participant understands that this Agreement is intended to be exempt from registration under the Securities Act, and in accordance therewith and in furtherance thereof, the Participant represents and warrants and agrees as follows:

           (i) The Participant has received the Brochure relating to the Program and the letters or memoranda from the Company to the Participants regarding same for the relevant fiscal year (the "Descriptive Materials"), has carefully reviewed them and understands the information contained therein;
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           (ii) The Participant acknowledges that all documents, records and books pertaining to the Program (including, without limitation, the Descriptive Materials) have been made available for inspection by the Participant;

           (iii) The Participant has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Program and all such questions have been answered to the full satisfaction of the Participant;

           (iv) No oral or written representations have been made to the Participant concerning the Program other than as stated in the Descriptive Materials, and no oral or written information furnished to the Participant in connection with the Program were inconsistent with the information stated in the Descriptive Materials;

           (v) The Participant has adequate means of providing for the Participant's current financial needs and contingencies, is able to bear the substantial economic risks of the Program for an indefinite period of time, has no need for liquidity in the Participant's assets placed in the Program, and, at the present time, could afford a complete loss of such assets;

           (vi) The Participant has such knowledge and experience in financial, tax, and business matters so as to enable the Participant to utilize the information made available to the Participant in connection with the Program to evaluate the merits and risks of the Program and to make an informed decision with respect thereto;

           (vii) The Participant is not relying on the Company with respect to the tax and other economic considerations of the Program.

           (b) The Participant meets the requirements to be included in one of the categories of "accredited investor" (as defined in Rule 501 under the Securities Act) set forth on Appendix A hereto.

           (c) The Participant shall provide such information and execute and deliver such documents as may reasonably be requested by the Company in connection with the Program, including, without limitation, such information and documents as may reasonably be necessary to comply with any and all laws to which the Company is subject, and such additional information as the Company may deem appropriate with regard to the Participant's suitability (including, without limitation, documentation relating to the Participant's "accredited investor" status).

           (d) The representations, warranties, and agreements of the Participant contained herein and in any other writing delivered in connection with the transactions
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                                       11


contemplated hereby shall be true and correct in all respects on and as of the date of any deferral hereunder as if made on and as of such date and shall survive the execution and delivery of this Agreement. The Participant shall promptly inform the Company if any of the representations included in this
Section 11 shall become false for any reason.

           12. GENERAL TERMS.

           (a) ADMINISTRATION. The Program is administered by the PTIP Committee, the Office of Development or such other office or individual as the Company may appoint to administer the Program, which may adopt any rules and procedures necessary to carry out the purposes of the Program. Each interpretation, determination or other action made or taken pursuant to the Program or this Agreement by the PTIP Committee, the Office of Development or such other office or individual as the Company may appoint to administer the Program (including without limitation (i) the selection of funds, indices or strategies in connection with the calculation of the Account Value pursuant to
Section 3(c) above and (ii) the calculation of the Account Value) shall be final and binding on all persons. No member of the PTIP Committee, the Office of Development or such other office or individual as the Company may appoint to administer the Program shall be liable to the Participant or any other participant in the Program for any action or determination.

           (b) NO RIGHT TO CONTINUED EMPLOYMENT OR PARTICIPATION. Neither this Agreement nor any action taken or omitted to be taken hereunder shall be deemed
(i) to create or confer on the Participant any right to be retained in the employ of the Company or any Subsidiary or other affiliate thereof or to interfere with or to limit in any way the right of the Company or any Subsidiary or other affiliate thereof to terminate the employment of the Participant at any time, or (ii) to create or confer on the Participant any right to participate in the Program in respect of any future Fiscal Year. The Participant acknowledges that the Program is maintained by the Company for the purpose of providing deferred compensation for a select group of management or highly compensated employees, and that the Participant's participation in the Program in respect of any future Fiscal Year will depend, among other things, on the Company's determination that the Participant is a member of such select group, such determination to be made by the Company in its sole discretion.

           (c) TAX ADVICE. The Participant acknowledges that he or she has been advised by the Company to consult with his or her tax and other financial advisors prior to making the Deferral Election. The Company makes no representations or warranties concerning the tax or other financial consequences of the Participant's Deferral Election or any payments provided for under this Agreement.

           (d) TAXES AND WITHHOLDING. As a condition to any payment or distribution pursuant to this Agreement, the Company may require the Participant to pay such sum to the
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                                       12


Company as may be necessary to discharge the Company's obligations with respect to any taxes, assessments or other governmental charges imposed on property or income received by the Participant hereunder. In the discretion of the Company, the Company may deduct or withhold such sum from any payment or distribution to the Participant.

           (e) GOVERNING LAW. This Agreement and the legal relations between the parties shall be construed in accordance with and governed by the laws of the State of New York.

           (f) ARBITRATION DISCLOSURES.

                 -     ARBITRATION IS FINAL AND BINDING ON THE PARTIES THERETO.

                 - THE PARTIES TO THIS AGREEMENT ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

                 - PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

                 - THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

                 - THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

           (g) AGREEMENT TO ARBITRATE CONTROVERSIES. IT IS AGREED THAT ANY CONTROVERSY BETWEEN THE PARTIES HERETO ARISING OUT OF THIS AGREEMENT OR THE PROGRAM SHALL BE SUBMITTED TO ARBITRATION CONDUCTED BEFORE THE NEW YORK STOCK EXCHANGE (AND ONLY BEFORE SUCH EXCHANGE) OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., AS THE INITIATING PARTY MAY ELECT AND IN ACCORDANCE WITH THE RULES OBTAINING OF THE SELECTED ORGANIZATION. ARBITRATION MUST BE COMMENCED BY SERVICE UPON THE OTHER PARTY OF A WRITTEN DEMAND FOR ARBITRATION OR A
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                                       13


WRITTEN NOTICE OF INTENTION TO ARBITRATE, THEREIN ELECTING THE ARBITRATION TRIBUNAL. IN THE EVENT THE INITIATING PARTY DOES NOT MAKE SUCH ELECTION WITHIN TEN (10) DAYS OF SUCH DEMAND OR NOTICE, THEN THE INITIATING PARTY AUTHORIZES THE OTHER PARTY TO DO SO ON BEHALF OF THE INITIATING PARTY.

           NO PARTY TO THIS AGREEMENT SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (i) THE CLASS CERTIFICATION IS DENIED; OR (ii) THE CLASS IS DECERTIFIED; OR (iii) SUCH PERSON IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

           (h) CONSTRUCTION. The headings in this Agreement have been inserted for convenience of reference only and are to be ignored in any construction of any provision hereof. If a provision of this Agreement is not valid or enforceable, that fact shall in no way affect the validity or enforceability of any other provision. Use of one gender includes the other, and the singular and plural include each other.

           (i) SUCCESSORS. The provisions of this Agreement shall be binding on the Participant and his or her heirs and legal representatives and upon the Company and its successors and assigns. The Participant's rights hereunder (including without limitation the right to receive payments as provided herein) may not be assigned.

           (j) SIGNATURE IN COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if signatures thereto and hereto were upon the same instrument.

           IN WITNESS WHEREOF, Morgan Stanley Group Inc. and the Participant have duly executed and delivered this Agreement as of this ___ day of _________,
____.


                                MORGAN STANLEY GROUP INC.


                                By________________________
                                  Name:
                                  Title:



                                __________________________
                                Name:
                                Social Security Number:



Initial Fiscal Year:  The fiscal year of the Company ending November 30, ____.


Amount of bonus or commissions deferred for the Initial Fiscal Year: $_________

                                   APPENDIX A


Categories of "accredited investor" (as defined in Rule 501 under the Securities
Act):

           (a) The Participant's individual net worth, alone or together with his or her spouse, exceeds $1,000,000.

           (b) The Participant had an individual adjusted gross income as reported for United States federal income tax purposes in excess of $200,000 in each of the two most recent years and has a reasonable expectation of reaching the same level in the current year.

           (c) The Participant had joint adjusted gross income as reported for federal income tax purposes with his or her spouse in excess of $300,000 in each of the two most recent years and has a reasonable expectation of reaching the same level in the current year.

           The Company, in its sole discretion, may allow a Participant to qualify for the Program using alternative categories of "accredited investor" status.